Exhibit 10.2

EXECUTION VERSION

INVESTOR RIGHTS AGREEMENT

This INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of March 21, 2026, by and among Carparts.com, Inc., a Delaware corporation (the “Company”), GLOBAL FORCE INTERNATIONAL LIMITED, a British Virgin Islands corporation (“Global Force”), HONG KONG QINGFA TRADING LIMITED, a Hong Kong corporation (“HK Qingfa”), SUMMIT FLOW CAPITAL LIMITED, a British Virgin Islands corporation (“Summit Flow”), and FOXWIN INVESTMENT MANAGEMENT LLC, a Delaware corporation (“Foxwin Investment”, together with Global Force, HK Qingfa and Summit Flow, collectively, the “Purchasers” or the “Purchaser Group”, and each a “Purchaser”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement by and among Company and the Purchasers dated as of March 21, 2026 (the “Purchase Agreement”) unless otherwise defined herein.

The parties hereby agree as follows:

1.	Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the first paragraph.

“Allowed Delay” has the meaning set forth in Section 2(c)(ii).

“Blackout Period” has the meaning set forth in Section 2(d)(ii).

“Company” has the meaning set forth in the first paragraph.

“Cut Back Shares” has the meaning set forth in Section 2(e).

“Effectiveness Period” has the meaning set forth in Section 3(a).

“Filing Deadline” has the meaning set forth in Section 2(a)(i).

“Liquidated Damages” has the meaning set forth in Section 2(d)(ii).

“Maintenance Failure” has the meaning set forth in Section 2(d)(ii).

“Maintenance Liquidated Damages” has the meaning set forth in Section 2(d)(ii).

“Minimum Holding” has the meaning set forth in Section 6(b).

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Purchase Agreement” has the meaning set forth in the first paragraph.

“Purchasers” or “Purchaser Group” has the meaning set forth in the first paragraph.

“Qualification Date” has the meaning set forth in Section 2(a)(ii).

“Qualification Deadline” has the meaning set forth in Section 2(a)(ii).

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means the Shares and any other securities issued or issuable with respect to or in exchange for the Shares, whether by merger, charter amendment or otherwise; provided, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale without restriction by such Purchaser pursuant to Rule 144, including without any manner of sale or volume limitations, and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act.

“Registration Liquidated Damages” has the meaning set forth in Section 2(d)(i).

“Registration Statement” means any registration statement of the Company under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Restriction Termination Date” has the meaning set forth in Section 2(e).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Restrictions” has the meaning set forth in Section 2(e).

“Shelf Registration Statement” has the meaning set forth in Section 2(a)(ii).

2.	Registration.

(a)	Registration Statements.

(i)         No later than one hundred twenty (120) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that no Purchaser shall be named as an “underwriter” in such Registration Statement without such Purchaser’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Company Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Purchaser Group prior to its filing or other submission and the Company shall consider in good faith any reasonable comments provided by the Purchaser Group or its counsel.

(ii)         The Registration Statement referred to in Section 2(a)(i) shall be on Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on such other form as is available to the Company and (ii) so long as Registrable Securities remain outstanding, promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than forty-five (45) days after the Qualification Date (the “Qualification Deadline”), file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1) (a “Shelf Registration Statement”) and use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter; provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the SEC and shall keep such registration statement continuously effective until the end of the Effectiveness Period.

(b)        Expenses. The Company will pay all expenses associated with each Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals engaged by and incurred by any Purchaser with respect to the Registrable Securities being sold.

(c)	Effectiveness.

(i)          The Company shall use commercially reasonable efforts to have each Registration Statement declared effective no later than the 30th calendar day if the SEC notifies the Company that such Registration Statement will not be “reviewed” or will not be subject to further review (or the 90th day if reviewed by the SEC) after such Registration Statement has been filed with the SEC. By 5:30 p.m. (Eastern time) on the third Business Day following the date on which the Registration Statement is declared effective by the SEC, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall notify the Purchaser Group by facsimile or e-mail as promptly as practicable after any Registration Statement is declared effective and shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii)        For not more than thirty (30) consecutive days or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 2 in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Purchaser Group in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of any Purchaser) disclose to such Purchaser any material nonpublic information giving rise to an Allowed Delay, (b) advise the Purchaser Group in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable, and in any event no later than the expiration of the such 30-day limits.

(d)	Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

(i)         If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make payments to each Purchaser as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to one percent (1.0%) of the aggregate value of the securities purchased by such Purchaser in the Transactions, and held by such Purchaser and eligible to transferred to a Third Party pursuant to the terms of the Purchase Agreement at such time, for each 30-day period (or pro rata portion thereof with respect to a final period, if any) following the Filing Deadline during which no such Registration Statement is filed with respect to the Registrable Securities. Such payments shall be made to each Purchaser in cash no later than five (5) Business Days after the end of each 30-day period (or portion thereof with respect to a final period, if any) following the Filing Deadline until such Registration Statement is filed with respect to the Registrable Securities.

(ii)       If a Registration Statement has been declared effective by the SEC but sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement but excluding any Allowed Delay or the inability of the Purchasers to sell the Registrable Securities covered thereby due to market conditions) (a “Maintenance Failure”), then the Company will make payments to each Purchaser as liquidated damages and not as a penalty (the “Maintenance Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”) in an amount equal to one percent (1.0%) of the aggregate value of the securities purchased by such Purchaser in the Transactions, and held by such Purchaser and eligible to transferred to a Third Party pursuant to the terms of the Purchase Agreement at such time, for each 30-day period (or pro rata portion thereof with respect to a final period, if any) following a Maintenance Failure until the Maintenance Failure is cured (each, a “Blackout Period”). The Maintenance Liquidated Damages shall be paid monthly within five (5) Business Days of the end of each 30-day period (or portion thereof with respect to a final period, if any) following such Maintenance Failure until the Maintenance Failure is cured. Such payments shall be made to the Purchasers in cash.

(iii)      The parties agree that (1) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Effectiveness Period), and in no event shall the aggregate amount of Liquidated Damages payable to each Purchaser exceed, in the aggregate, six percent (6.0%) of such Purchaser’s Total Purchase Price; and (2) in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of one percent (1.0%) of the aggregate Total Purchase Price of all Purchasers.

(iv)        Notwithstanding the foregoing, each of the Company and the Purchasers agrees that the Company will not be liable for any liquidated damages under this Section 2(d) with respect to any Registrable Securities prior to their issuance. The Liquidated Damages described in this Section 2(d) shall constitute the Purchasers’ exclusive monetary remedy for any failure to meet the Filing Deadline and for any Maintenance Failure, but shall not affect the right of each Purchaser to seek injunctive relief or specific performance.

(e)          Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is a primary offering or not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act, or requires each Purchaser to be named as an “underwriter,” the Company shall use commercially reasonable efforts to advocate before the SEC its reasonable position that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 (a “Constructive Primary Offering”) and that none of the Purchasers is an “underwriter.” In the event that, despite the Company’s commercially reasonable efforts, the SEC does not alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”), provided however, any such cutback shall be applied pro rata among all holders of Registrable Securities, unless the SEC Restrictions otherwise require or provide or the holders otherwise agree. The parties agree that the Company’s delay or failure to have a Registration Statement declared effective due to the SEC taking the position that the offering is a Constructive Primary Offering shall not be a breach of this Agreement and no liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that the Filing Deadline and/or the Qualification Deadline, as applicable, for such Registration Statement including such Cut Back Shares shall be sixty (60) days after such Restriction Termination Date.

3.           Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)       use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Shares cease to be Registrable Securities (the “Effectiveness Period”) and advise the Purchaser Group promptly in writing when the Effectiveness Period has expired;

(b)       prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)       provide copies to and permit the Purchaser Group to review each Registration Statement and all amendments and supplements thereto prior to their filing with the SEC and a reasonable opportunity to furnish comments thereon and the Company to reasonably consider each Purchaser’s comments;

(d)         furnish to the Purchaser Group (i) promptly after any Registration Statement is prepared and filed with the SEC, if requested by any Purchaser, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof that contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser that are covered by such Registration Statement;

(e)         use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

(f)          use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(g)         promptly notify the Purchaser Group, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (provided that such notice shall not, without the prior written consent of the Purchaser Group, disclose to the Purchaser Group any material nonpublic information regarding the Company), and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(h)         otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Purchaser Group in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, any Purchaser is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, an earnings statement covering satisfying the provisions of Section 11(a) of the 1933 Act;

(i)         within one (1) Business Day after a Registration Statement that covers Registrable Securities is ordered effective by the SEC, deliver to the transfer agent for such Registrable Securities (with a copy to the Purchaser Group) confirmation that such Registration Statement has been declared effective by the SEC; and

(j)         with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Company Common Stock to the public without registration: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to the Purchaser Group upon request, as long as the Purchasers owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act and the current information requirement of Rule 144, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q and all subsequent filings under Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration, including, for so long as the Company is not subject to the reporting requirements of the 1934 Act, information sufficient to satisfy Rule 144(c); provided, however, that the Company shall not be required to furnish any document to the Purchasers pursuant to this Section 3(j)to the extent that such document is available on EDGAR.

4.	Obligations of Purchasers.

(a)        Notwithstanding any other provision of the Agreement, no Purchaser may include any of its Registrable Securities in the Registration Statement pursuant to this Agreement unless such Purchaser furnishes to the Company a completed questionnaire substantially in the form of Exhibit B (the “Selling Stockholder Questionnaire”) for use in connection with the Registration Statement at least three (3) Business Days prior to the anticipated filing date of the Registration Statement if such Purchaser elects to have any of the Registrable Securities included in such Registration Statement. In addition to the Selling Stockholder Questionnaire, each Purchaser shall furnish such other information as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request, provided that such requests do not impose additional material obligations or liabilities on each Purchaser beyond those expressly set forth in this Agreement.

(b)       Each Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement. For the avoidance of doubt, each Purchaser’s cooperation obligations shall be limited to providing customary information and executing customary documents required under applicable securities laws.

(c)       Each Purchaser agrees that, upon receipt of any notice from the Company to the Purchaser Group of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until such Purchaser is advised by the Company that such dispositions may again be made. Any suspension of sales under this Section shall not exceed an aggregate of sixty (60) days in any 12-month period, and the Company shall use commercially reasonable efforts to lift such suspension as promptly as practicable.

(d)        Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement. For the avoidance of doubt, the Company shall bear responsibility for ensuring that the Registration Statement and related Prospectus are accurate, complete, and kept current, and each Purchaser shall not have any liability for any failure of the Company in this regard except to the extent of information furnished in writing by such Purchaser specifically for inclusion therein.

5.	Indemnification.

(a)          Indemnification by the Company. The Company will indemnify and hold harmless each Purchaser and its officers, directors, members, employees and agents, and each other person, if any, who controls such Purchaser within the meaning of the 1933 Act, against any losses, claims, damages or liabilities (collectively, “Losses”), joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or (ii) any omission of a material fact required to be stated therein or necessary to make the statements in any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, in light of the circumstances under which they were made not misleading, except to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) an untrue statement or omission so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, (B) the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that such Prospectus is outdated or defective; (C) such Purchaser’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities; or (D) such Purchaser’s bad faith, gross negligence, recklessness, fraud or willful misconduct.

(b)        Indemnification by Purchasers. Each Purchaser agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any Losses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, solely to the extent that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. For the avoidance of doubt, no Purchaser shall be liable for any Losses except to the extent finally judicially determined to have resulted from such Purchaser’s actual fraud or willful misconduct, and shall in no event be liable for any consequential, indirect, or punitive damages. The maximum aggregate liability of each Purchaser under this Section 5 shall be limited to the net proceeds actually received by such Purchaser from the sale of the specific Registrable Securities giving rise to such indemnification claim.

(c)          Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (C) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)         Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. For the avoidance of doubt, in no event shall the contribution obligation of a holder of Registrable Securities exceed the net proceeds actually received by such holder from the sale of the specific Registrable Securities giving rise to the claim, and no holder shall be liable for any consequential, indirect, or punitive damages.

6.	Board Representation.

(a)         The Company shall take all actions within its power necessary to ensure that, as soon as reasonably practicable after the Closing and in any event within sixty (60) days from the Closing, the authorized size of the Board of Directors is increased to seven (7) members, and shall promptly deliver satisfactory evidence of such reduction to the Purchaser Group; provided, however, that the Company shall not be required to furnish any document to any Purchaser pursuant to this Section 6(a) to the extent that such document is available on EDGAR.

(b)          After the Company has caused the authorized size of the Board of Directors to be increased to seven (7) members and for so long as the Purchasers and the Affiliates of Purchasers, collectively and in the aggregate, Beneficially Own at least ten percent (10%) of the total number of shares of Company Common Stock outstanding (the “Minimum Holding”), the Purchasers shall have the right, collectively, to designate one (1) individual for appointment to the Board of Directors and the Company call cause such designee to be duly appointed and thereafter nominated for re-election (to the extent that the Purchasers desire any such designee to be so nominated) at each applicable shareholder meeting (subject to customary qualification and fiduciary duty requirements). Such individual designated shall initially be Thomas Yunlog Man. In the event that Mr. Man becomes unwilling or unable to serve as a member of the Board of Directors, the Purchasers shall have the right to designate a new individual for appointment to the Board of Directors in accordance with the terms of this Section 6.

(c)         Each Purchaser acknowledges and agrees that any such individual appointed or elected to the Board of Directors will be governed by the same obligations and duties regarding confidentiality, conflicts of interest, related party transactions, fiduciary duties, codes of conduct, trading and disclosure policies, director resignation and other governance guidelines and policies of the Company as are applicable to the independent directors of the Company generally, as they may be modified from time to time.

(d)         The Purchasers shall cause any such individual designated for appointment to resign from the Board of Directors effective immediately following such time as the Purchasers and the Affiliates of Purchaser collectively no longer maintain the Minimum Holding. In furtherance of the foregoing, the Purchasers agree that, as a condition of the appointment or election of any individual designated for appointment to the Board of Directors pursuant to this Section 6, such individual shall provide an irrevocable resignation letter to the Board of Directors, which resignation shall become automatically effective immediately upon the Purchasers and the Affiliates of Purchaser no longer maintaining the Minimum Holding.

(e)         The covenants set forth in this Section 6 shall immediately terminate and be of no further force or effect immediately following such time as the Purchasers and the Affiliates of Purchasers collectively no longer maintain the Minimum Holding.

7.	Miscellaneous.

(a)         Effective Date. This Agreement shall be effective as of the Closing, and if the Closing has not occurred on or prior to the thirtieth Business Day following the date of the Purchase Agreement, unless otherwise mutually agreed, then this Agreement shall be null and void.

(b)         Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and Purchasers. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act from the Purchasers.

(c)        Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 5.02 of the Purchase Agreement.

(d)       Assignments and Transfers. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Purchasers, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Company Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Purchasers in connection with such transaction unless such securities are otherwise freely tradable by the Purchasers after giving effect to such transaction. The rights of any Purchaser under this Agreement may be assigned (but only with all related obligations) to one or more of its Affiliates, any other Purchaser or any Affiliates of such other Purchasers, provided that such Person agrees with the Company in writing to be bound by the applicable terms of this Agreement.

(e)          Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(g)       Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)       Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)          Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)          Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k)	Governing Law.

(i)          This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles.

(ii)          Any dispute, controversy, or claim arising out of or relating to this Agreement, including the breach, termination, or validity thereof, shall be resolved exclusively by binding arbitration administered in accordance with the Comprehensive Arbitration Rules and Procedures of the Judicial Arbitration and Mediation Service (“JAMS”). The number of arbitrators shall be three (3), one (1) of whom shall be nominated by each of the Company and the Purchaser Group, in each case to be nominated within twenty (20) Business Days of the date on which the application is made to JAMS. If either of the Company or the Purchaser Group shall fail within the designated time period to select an arbitrator, then the arbitrator to be so selected shall be selected promptly by JAMS. The two (2) persons so selected as arbitrators shall select a third arbitrator within ten (10) Business Days of their appointment, and this arbitrator shall preside over the arbitration. If the two (2) initially selected arbitrators are unable or fail to agree upon the third arbitrator, then the third arbitrator shall be selected promptly by JAMS. Each arbitrator selected shall be fluent in English, shall be a practicing lawyer or retired judge, and shall have experience relating to agreements similar to this Agreement and governed by Delaware law. The place of arbitration shall be San Francisco, California, and the language of the arbitration shall be English. The arbitral award shall be in writing, and shall be final and binding on the parties concerned, other than appeals available under applicable law and the arbitral award may be entered in any court of competent jurisdiction. The arbitrators shall have the power to grant any legal or equitable remedy or relief available under the applicable law, including injunctive relief (whether interim and/or final) and specific performance and any measures ordered by the arbitrators may be specifically enforced by any court of competent jurisdiction.

(l)          Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:

CARPARTS.COM, INC.

By:	/s/ David Meniane
Name: David Meniane
Title: Chief Executive Officer

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

PURCHASER:

GLOBAL FORCE INTERNATIONAL LIMITED

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

PURCHASER:

HONG KONG QINGFA TRADING LIMITED

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

PURCHASER:

SUMMIT FLOW CAPITAL LIMITED

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

PURCHASER:

FOXWIN INVESTMENT MANAGEMENT LLC

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

EXHIBIT A

Plan of Distribution

The selling stockholder, which  as  used  herein  includes  donees,  pledgees,  transferees  or  other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholder may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;
•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•	broker-dealers may agree with the selling stockholder to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted by applicable law.

The selling stockholder may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholder to include the pledgee, transferee or other successors in interest as selling stockholder under this prospectus. The selling stockholder also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholder may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholder may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholder may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholder from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholder reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholder also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholder and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholder who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholder, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholder that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended, may apply to sales of shares in the market and to the activities of the selling stockholder and their affiliates. In addition, to the extent applicable, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholder for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholder may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholder against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholder to use commercially reasonable efforts to cause the registration statement of which this prospectus constitutes a part effective and to remain continuously effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with such registration statement or (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.

EXHIBIT B

FORM OF

SELLING STOCKHOLDER QUESTIONNAIRE

Reference is made to that certain investor rights agreement (the “Investor Rights Agreement”), dated as of March 21, 2026, by and among Carparts.com, Inc. (the “Company”), and [ ] (the “Selling Stockholder”). Capitalized terms used and not defined herein shall have the meanings given to such terms in the Investor Rights Agreement.

The Selling Stockholder of the Registrable Securities is providing this Selling Stockholder Questionnaire pursuant to Section 4(a) of the Investor Rights Agreement. The Selling Stockholder, by signing and returning this Selling Stockholder Questionnaire, understands that it will be bound by the terms and conditions of this Selling Stockholder Questionnaire and the Investor Rights Agreement. Selling Stockholder hereby acknowledges its indemnity obligations pursuant to Section 5(b) of the Investor Rights Agreement.

Selling Stockholder provides the following information to the Company and represents and warrants that such information is accurate and complete:

(1)	(a)	Full Legal Name of Selling Stockholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which
Registrable Securities listed in (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above)
through which Registrable Securities listed in (3) below are held:

(2)	Address for Notices to Selling Stockholder:

Telephone (including area code):
Fax (including area code):
Email:
Contact Person:

(3)	Beneficial Ownership of Registrable Securities:

(a)	Type and Principal Amount/Number of Registrable Securities beneficially owned:

(b)	CUSIP No(s). of such Registrable Securities beneficially owned:

(4)	Beneficial Ownership of Other Securities of the Company Owned by Selling Stockholder:
Except as set forth below in this Item (4), Selling Stockholder is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).
(a) Type and Amount of Other Securities beneficially owned by Selling Stockholder:

(b)	CUSIP No(s). of such Other Securities beneficially owned:
(5)	Relationship with the Company:
Except as set forth below, neither Selling Stockholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)            Is Selling Stockholder a registered broker-dealer?
Yes           ☐
No            ☐
If “Yes”, please answer subsection (a) and subsection (b):

(a)  Did Selling Stockholder acquire the Registrable Securities as compensation for underwriting/broker-dealer activities to the Company?
Yes        ☐
No         ☐
(b)  If you answered “No” to question 6(a), please explain your reason for acquiring the Registrable Securities:

(7)          Is Selling Stockholder an affiliate of a registered broker-dealer?
Yes         ☐
No          ☐

If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (a) and subsection (b):

(a) Did Selling Stockholder purchase the Registrable Securities in the ordinary course of business (if no, please explain)?
Yes        ☐
No         ☐

Explain:

(b) Did Selling Stockholder have an agreement or understanding, directly or indirectly, with any person to distribute the Registrable Securities at the same time the Registrable Securities were originally purchased (if yes, please explain)?
Yes        ☐
No         ☐

Explain:

(8)          Is Selling Stockholder a non-public entity?
Yes         ☐

No          ☐
If “Yes”, please answer subsection (a):

(a) Identify the natural person or persons that have voting or investment control over the Registrable Securities that the non-public entity owns:

(9)	Plan of Distribution:

Selling Stockholder (including its donees and pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Registration Statement in accordance with the Plan of Distribution attached as Exhibit A to the Investor Rights Agreement.

Selling Stockholder acknowledges that it understands its obligations to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Agreement. Selling Stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

Pursuant to the Investor Rights Agreement, the Company has agreed under certain circumstances to indemnify Selling Stockholder against certain liabilities.

In the event Selling Stockholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company other than pursuant to the Registration Statement, Selling Stockholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Selling Stockholder Questionnaire and the Investor Rights Agreement.

In accordance with the Selling Stockholder’s obligation under the Investor Rights Agreement to provide such information as may be required by law or by the staff of the SEC for inclusion in the Registration Statement, Selling Stockholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at anytime while the Registration Statement remains effective. All notices to Selling Stockholder pursuant to the Investor Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, Selling Stockholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related Prospectus.

By signing below, the undersigned agrees that if the Company notifies the undersigned that the Registration Statement is not available pursuant to the terms of the Investor Rights Agreement, the undersigned will suspend use of the Prospectus until notice from the Company that the Prospectus is again available.

Once this Selling Stockholder Questionnaire is executed by the undersigned and received by the Company, the terms of this Selling Stockholder Questionnaire, and the representations, warranties and agreements contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above. This Selling Stockholder Questionnaire shall be governed by and construed in accordance with the laws of the State of Delaware without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Stockholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Beneficial Owner
By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED SELLING STOCKHOLDER QUESTIONNAIRE TO THE COMPANY AT:

Carparts.com, Inc.
4910 Airport Plaza Drive, Suite 300 Long Beach, CA 90815
Attn: General Counsel
Email: agomez@carparts.com with a copy to david@carparts.com with a copy to:

Dorsey & Whitney LLP
111 South Main Street, Suite 2100
Salt Lake City, UT 84111
Attn: David F. Marx
Email: marx.david@dorsey.com